Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
November, 1997

Scheduled Maturity                                      12/15/99


Coupon                                                   5.9600%


Excess Protection Level
   3 Month Average   5.78%
     November, 1997   5.59%
     October, 1997   6.20%
     September, 1997   5.55%



Cash Yield                                              18.32%


Investor Charge Offs                                     5.17%


Base Rate                                                7.56%


Over 35 Day Delinquency                                  5.38%


Seller's Interest                                       23.84%


Total Payment Rate                                      10.25%


Total Principal Balance                                $5,886,371,554.47


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,403,038,221.22